UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2015

DDR Corp.

(Exact name of registrant as specified in charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

DDR Corp. (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-205059):

1. Underwriting Agreement Basic Provisions, dated October 14, 2015, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC;

2. Nineteenth Supplemental Indenture, dated as of October 21, 2015, by and between the Company and U.S. Bank National Association (as successor to U.S. Bank Trust National Association (as successor to National City Bank)); and

3. Opinion of Jones Day.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement Basic Provisions, dated as of October 14, 2015, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC

4.1	Nineteenth Supplemental Indenture, dated as of October 21, 2015, by and between the Company and U.S. Bank National Association (as successor to U.S. Bank Trust National Association (as successor to National City Bank))

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.

By:	/s/ Luke J. Petherbridge
Luke J. Petherbridge Chief Financial Officer and Treasurer

Date: October 21, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement Basic Provisions, dated as of October 14, 2015, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC

4.1	Nineteenth Supplemental Indenture, dated as of October 21, 2015, by and between the Company and U.S. Bank National Association (as successor to U.S. Bank Trust National Association (as successor to National City Bank))

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)